UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 27, 2009

Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19989	72-1211572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

98 San Jacinto Blvd., Suite 220
Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 27, 2009, Stratus Properties Inc. (“Stratus” or the “Company”) received a letter from The NASDAQ Stock Market (“NASDAQ”), as anticipated, advising that Stratus is currently not in compliance with the continued listing requirements set forth in NASDAQ Marketplace Rule 4310(c)(14) because Stratus did not timely file its annual report on Form 10-K for the year ended December 31, 2008 (“Form 10-K”) by the March 16, 2009 filing deadline.

As previously reported, on November 18, 2008, Stratus received a letter from NASDAQ advising that the Company was not in compliance with the continued listing requirements set forth in NASDAQ Marketplace Rule 4310(c)(14) because the Company did not timely file its quarterly report on Form 10-Q for the quarter ended September 30, 2008 (“Form 10-Q”).  The Company was not able to file its Form 10-Q timely because the Company determined that the manner in which it had previously accounted for certain interest costs is not in accordance with Statement of Financial Accounting Standards No. 34, “Capitalization of Interest Costs.” Stratus further reported that it was possible that a restatement of prior period financial statements might be required.  The Company subsequently submitted a plan to NASDAQ to regain compliance with the continued listing requirements.  On March 4, 2009, NASDAQ notified the Company that the Company’s compliance plan was accepted and granted the Company an extension of time until May 14, 2009 to file its Form 10-Q. On March 13, 2009, the Company notified NASDAQ that because it continues to evaluate the implications of the required accounting changes, it would not be able to timely file its Form 10-K.

The NASDAQ letter advised that Stratus has until April 13, 2009 to submit an updated plan to regain compliance with NASDAQ’s continued listing requirements. Following review of the updated plan, NASDAQ staff can grant Stratus an exception until May 14, 2009, to regain compliance.

The Company is working diligently to complete the preparation of the Form 10-Q and the Form 10-K, and intends to timely submit to NASDAQ an update to its compliance plan. Upon filing the Form 10-Q and the Form 10-K, the Company will again be in compliance with NASDAQ Marketplace Rule 4310(c)(14).

A copy of the press release relating to this announcement is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

The Exhibit included as part of this Current Report is listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By: /s/ John E. Baker
----------------------------------------
John E. Baker
Senior Vice President and
Chief Financial Officer
(authorized signatory and
Principal Financial Officer)
Date:  April 1, 2009

Stratus Properties Inc.
Exhibit Index

Exhibit
Number

99.1	Press Release dated April 1, 2009, titled “Stratus Properties Inc. Receives Letter from NASDAQ Regarding its 2008 Form 10-K Filing.”